SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2014

CENTOR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52970	30-0766257
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1801 Lee Rd, Ste 265
Winter Park, FL 32789
(Address of principal executive offices)

(866) 491-3128
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Centor Energy, Inc.
Form 8-K
Current Report

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

 On January 29, 2014, Centor Energy, Inc., a Nevada corporation (the "Company") issued a ten percent (10%)  Convertible Promissory Note (the “Note”) to Fortuitus Investments, Inc.(“Duke”) in the amount of one million two hundred fifty thousand dollars ($1,250,000).  The Note earns simple interest accruing at ten percent (10%) per annum and may be converted to common shares of the registrant, at the discretion of Fortuitus.

The above description of the Note is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Note, this reference is made to the Note, which is filed hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Promissory Note to Fortuitus Investments, Inc. Dated January 29, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centor Energy, Inc.

Date: January 31, 2014	By:	/s/ Michael Sullivan
	Name:	Michael Sullivan
	Title	President and Chief Executive Officer

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